Exhibit 19(b) to Form N-CSR
 CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Arash Ghodoosi, Principal Executive Officer of the Institutional Investment Strategy Fund, certify to my knowledge that:
1. The N-CSR of the registrant for the period ended March 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant for the stated period.

/s/ Arash Ghodoosi
Arash Ghodoosi
President Date: August 10, 2026

These statements accompany this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Institutional Investment Strategy Fund for purposes of the Securities Exchange Act of 1934.

A signed original of this written statement required by Section 906 has been provided to the Institutional Investment Strategy Fund and will be retained by the Institutional Investment Strategy Fund and furnished to the Securities and Exchange Commission or its staff upon request.

I, Matt Pauker, Principal Financial Officer of the Institutional Investment Strategy Fund, certify to my knowledge that:
1. The N-CSR of the registrant for the period ended March 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant for the stated period.

/s/ Matt Pauker
Matt Pauker
Principal Financial Officer
Date: August 10, 2026

These statements accompany this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Institutional Investment Strategy Fund for purposes of the Securities Exchange Act of 1934.

A signed original of this written statement required by Section 906 has been provided to the Institutional Investment Strategy Fund and will be retained by the Institutional Investment Strategy Fund and furnished to the Securities and Exchange Commission or its staff upon request.